Re:  Alliance Capital Reserves
77.Q1)
			( 1)	Declaration of Trust Incorporated by reference
(filed as Exhibit 1 to Post-Effective Amendment No. 31 of Registration Statement on Form N-1A, filed October 30, 1997 File No. 2-61564.

			( 2)	By-Laws Incorporated by reference (filed as
Exhibit 2 to Post-Effective Amendment No. 31 of Registration Statement on Form N-1A, filed October 30, 1997 File No.2-61564.

			( 5)	Advisory Agreement between the Registrant and
Alliance Capital Management L.P. - Incorporated by reference (filed as
Exhibit 5 to Post-Effective Amendment No. 31 of Registration Statement on Form N-1A, filed October 30, 1997 File No. 2-61564.